UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2006

Conexant Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, CA 92660-3095
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (949) 483-4600

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

        On October 26, 2006, Conexant Systems, Inc. (the “Company”) announced its intention, subject to market and other conditions, to offer $250 million aggregate principal amount of floating rate senior secured notes due 2010 (the “Notes”), in a private placement to qualified institutional buyers pursuant to Rule 144A, or in offshore transactions pursuant to Regulation S, under the Securities Act of 1933, as amended. A copy of the Company’s press release dated October 26, 2006 is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.
          99           Press Release of the Company dated October 26, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC.
By	/s/ J. Scott Blouin

	Name: Title:	J. Scott Blouin Senior Vice President and Chief Financial Officer

Date:  October 27, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Press release of the Company dated October 26, 2006.